THE COMPANY AND NATURE OF OPERATIONS	9 Months Ended	12 Months Ended
	Sep. 25, 2011	Dec. 26, 2010
Notes to Financial Statements
THE COMPANY AND NATURE OF OPERATIONS

The Company was originally established in 1959 to provide in-home "restaurant quality" beef shopping services throughout the United States. During 2005, the Company established the Dinewise® brand to serve this market by attracting new customers through multi-channel media which includes catalogues, e-commerce and strategic alliances, as well as existing customer referrals. Dinewise® is a direct-to-consumer gourmet home meal replacement provider. Dinewise® targets lifestyle profiles, i.e. busy moms, singles, retirees, seniors, and working couples, as well as health profiles including diabetic, heart smart, low carbohydrate, low calorie, and weight loss. The Company has positioned its Dinewise® brand as the solution for time-constrained but discerning consumers focused on satisfying every member of the family by offering a broad array of the highest quality meal planning, delivery, and preparation services. Products are customized meal solutions, delivered fresh-frozen directly to the home.  In June 2009, the Company acquired certain assets of Home Bistro Foods, Inc. (principally inventory, customer lists, product recipes, URL and Brand name) in a bankruptcy sale.

Until such time as additional capital is raised to accelerate its marketing plan, the Company will focus only on those channels that deliver the highest response rates and incremental profits, thus substantially reducing both marketing expenses and short-term sales growth opportunities.  By executing these cost reductions to substantially reduce our quarterly losses, and with the Company’s cash balances, the Company has continued to operate, however at substantially reduced revenue levels.  While the Company has been able to raise capital and or amend its Debenture agreements in the past, the capital markets have deteriorated for micro-cap companies.  While we continue to seek additional capital to allow operations to continue and then accelerate our marketing spend after such funding is attained, as well as complete a strategic acquisition, there is no assurance we will be able to raise the required capital.  In the event it takes longer to obtain appropriate funding, or we are unable to obtain such funding, we will need to significantly curtail further expenses, which may significantly reduce future revenues and cash flows.

The Company was originally established in 1959 to provide in-home "restaurant quality" beef shopping services throughout the United States. During 2005, the Company established the Dinewise® brand to serve this market by attracting new customers through multi-channel media which includes catalogues, e-commerce and strategic alliances, as well as existing customer referrals. Dinewise® is a direct-to-consumer gourmet home meal replacement provider. Dinewise® targets lifestyle profiles, i.e. busy moms, singles, retirees, seniors, and working couples, as well as health profiles including diabetic, heart smart, low carbohydrate, low calorie, and weight loss. The Company has positioned its Dinewise® brand as the solution for time-constrained but discerning consumers focused on satisfying every member of the family by offering a broad array of the highest quality meal planning, delivery, and preparation services. Products are customized meal solutions, delivered fresh-frozen directly to the home.